SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                           to Section 13 or 15(d)of the
                          Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): July 3, 1997

                          SANTA FE FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in its Charter)

                                     NEVADA
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                   (State or Other Jurisdiction of Incorporation)

             0-6877                               95-2452529
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     (Commission File Number)           (IRS Employer Identification No.)


     2251 San Diego Avenue, Suite A-151, San Diego, California 92110-2926
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         (Address of Principal Executive Offices)              (Zip Code)


                                  (619) 298-7201
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                (Registrant's Telephone Number, Including Area Code)

Item 1. Changes in Control of Registrant.

Item 2. Acquisition or Disposition of Assets.

Item 3. Bankruptcy or Receivership.

Item 4. Changes in Registrant's Certifying Accountant.

Item 5. Other Events.

As previously reported, Guinness Peat Group plc and its subsidiary, Allied Mutual Insurance Services Limited ("plaintiffs") had filed a shareholders derivative suit against certain directors of Santa Fe Financial Corporation (the "Company"), The InterGroup Corporation ("InterGroup")and the Company as a nominal defendant.

On July 3, 1997, the Court of Appeal, Fourth Appellate District, Division One of the State of California granted the director defendants' petition for a writ of mandate and directed the trial court to vacate its order denying the director defendants' motion for summary judgment and to enter a new order granting the motion. Unless a petition for rehearing is sought and granted, the Court of Appeal's decision will become final on August 2, 1997. Thereafter, plaintiffs could file a petition for review to the California Supreme Court.

In its ruling, the Court of Appeal determined that the director defendants properly exercised their business judgment in connection with the Company entering into a December 20, 1994 Securities Purchase Agreement with Intergroup. Previously, the trial court granted summary judgment in favor of InterGroup, ruling that there was no fraud in connection with that transaction. Although the summary judgment in favor of InterGroup has been appealed by plaintiffs, the Court of Appeal's decision effectively disposes of the liability claims brought by plaintiffs in this action.

Assuming that the Court of Appeal's decision is not modified, the Company and the director defendants, as the prevailing parties, will be in a position to apply to the trial court for an award of attorneys' fees and costs against plaintiffs. Although it is unknown at this time how the court will ultimately rule on that issue, the Company will vigorously seek recovery from plaintiffs of all expenses that it was forced to incur in defense of this action. The Court of Appeal's decision also relieves the Company of any potential liability for the attorneys' fees of the derivative plaintiffs.

Item 6. Resignation of Registrant's Directors.

Item 7. Financial Statements and Exhibits.

Item 8. Changes in Fiscal Year.

Item 9. Sales of Equity Securities Pursuant to Regulation S.


                              SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SANTA FE FINANCIAL CORPORATION
                                             ------------------------------
                                                       (Registrant)


Date: July 10, 1997                        By /s/ John V. Winfield
                                              -----------------------------
                                              John V. Winfield, President,
                                              Chairman of the Board and
                                              Chief Executive Officer